September 18, 2018

IMPORTANT NOTICE TO SHAREHOLDERS

WILSHIRE VARIABLE INSURANCE TRUST

Wilshire 2015 Fund

Wilshire 2025 Fund

Wilshire 2035 Fund

Supplement to the Summary Prospectuses, Statutory Prospectus, and Statement of Additional Information (“SAI”), each dated May 1, 2018

On August 28, 2018, the Board of Trustees of the Trust approved the mergers of the Wilshire 2015 Fund, Wilshire 2025 Fund and Wilshire 2035 Fund (the “Acquired Funds”) into the Wilshire Global Allocation Fund. Each merger is subject to approval by shareholders of each Acquired Fund. During the fourth quarter of 2018, shareholders of each Acquired Fund will receive a combined prospectus/proxy statement that will contain additional information about the mergers and voting instructions.

If the proposed mergers are approved by shareholders of the Acquired Funds, the Acquired Funds will transfer their assets to the Wilshire Global Allocation Fund and the Wilshire Global Allocation Fund will assume the liabilities of the Acquired Funds. On the closing date of the mergers, Acquired Fund shareholders will receive shares of the Wilshire Global Allocation Fund. If approved by shareholders, the mergers are expected to be effective in December 2018.

Effective on or about December 4, 2018, shares of the Acquired Funds will no longer be offered to new shareholders.

If you have any questions regarding the Funds, please call (866) 591-1568.

Investors Should Retain this Supplement for Future Reference.